SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2004

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On September 15, 2004, Crown Holdings, Inc. (the “Company”) issued a press release announcing that it has priced an additional 110 million Euros of its 6 1/4% first priority senior secured notes due 2011. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1     Press Release dated September 15, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

Dated: September 21, 2004	By:	/s/ Thomas A. Kelly
	Name:	Thomas A. Kelly
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated September 15, 2004.